UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cyclacel Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M54535-P35789 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CYCLACEL PHARMACEUTICALS INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 22, 2013. Meeting Information Meeting Type: Annual Meeting For holders as of: April 1, 2013 Date: May 22, 2013 Time: 10:00 AM Location: 200 Connell Drive Suite 1500 Berkeley Heights, NJ, 07922 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2013 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. LETTER TO STOCKHOLDERS NOTICE AND PROXY STATEMENT ANNUAL REPORT . XXXX XXXX XXXX . XXXX XXXX XXXX M54536-P35789 Proxy Materials Available to VIEW or RECEIVE: Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX

Voting Items M54537-P35789 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 3. To approve by an advisory vote the compensation of named executive officers as disclosed in the Proxy Statement 4. To approve by an advisory vote the frequency of future stock holder advisory votes on the compensation of our named executive officers NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof. These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is April 1, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com. 1. To elect Sir John Banham as a Class I director to serve a three-year term expiring at the annual meeting in 2016 The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote 2 years on the following proposal: The Annual Meeting of Stockholders of Cyclacel Pharmaceuticals, Inc. to be held at 10:00 a.m. E.D.T. on May 22, 2013 at 200 Connell Drive, Suite 1500, Berkeley Heights, NJ, 07922, for the following purposes:

Voting Items M54538-P35789 The Board of Directors does not have a recommendation for voting on the following proposal: NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If any other matters properly come before the meeting, the persons named in this proxy will vote in his discretion. These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is April 1, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com. The Annual Meeting of Stockholders of Cyclacel Pharmaceuticals, Inc. to be held at 10:00 a.m. E.D.T. on May 22, 2013 at 200 Connell Drive, Suite 1500, Berkeley Heights, NJ, 07922, for the following purposes: 1. To elect Gregory T. Hradsky as a Class I director to serve a three-year term expiring at the annual meeting in 2016

M54539-P35789 Voting Instructions